Supplement Dated August 27, 2012
To The Prospectus Dated April 30, 2012 For

RETIREMENT LATITUDESSM
FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®
Through JACKSON NATIONAL SEPARATE ACCOUNT – I

This supplement updates the above-referenced prospectus.  Please read and keep it together with your prospectus for future reference.  To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

Please note that all changes are effective September 10, 2012.  The updates to the prospectus are described below with references to those parts of the prospectus modified by this supplement.

1.  INVESTMENT DIVISIONS:

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Under FEES AND EXPENSES TABLES, in the section titled “Total Annual Fund Operating Expenses,” the rows applicable to JNL Institutional Alt 20; JNL Institutional Alt 35; and JNL Institutional Alt 50 are deleted in their entirety and replaced with the following:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management and Admin Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Institutional Alt 20	0.18%	0.00%	0.01%	0.88%	1.07%
JNL Institutional Alt 35	0.17%	0.00%	0.00%	1.05%	1.22%
JNL Institutional Alt 50	0.17%	0.00%	0.00%	1.20%	1.37%

►	Under INVESTMENT DIVISIONS, for JNL Series Trust, the following Investment Divisions’ corresponding investment objectives are deleted and replaced with the following:

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC

Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 60% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 40% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust.  Not all Funds of the JNL Series Trust, the JNL Variable Fund LLC, and the JNL Investors Series Trust are available as Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities. The Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

►	Under APPENDIX A – TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES, the following is added immediately after the first paragraph:

The Dow Jones Brookfield Global Infrastructure Index is calculated by S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) pursuant to an agreement with Brookfield Asset Management, Inc. and has been licensed for use.  S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”), Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and “Brookfield®” is a registered trademark of Brookfield Asset Management, Inc.  Investment products based on the Index are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates and none of SPDJI, Dow Jones, S&P or their respective affiliates makes any representation regarding the advisability of investing in such product(s).

2.	LIFEGUARD FREEDOM FLEX WITH JOINT OPTION GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB):

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The 6% Bonus and Annual Step-Up to the Highest Quarterly Contract Value option and the 7% Bonus and Annual Step-Up option are no longer available as optional features under the LifeGuard Freedom Flex with Joint Option GMWB.  These optional features are described in the prospectus under “ACCESS TO YOUR MONEY” in the subsection titled “LifeGuard Freedom Flex with Joint Option GMWB”.

3. MARKETGUARD STRETCH GMWB:

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Under “ACCESS TO YOUR MONEY” in the section titled “Guaranteed Minimum Withdrawal Benefit For Stretch RMDs (‘MarketGuard Stretch GMWB’)”, the following is added immediately after the first sentence in the first paragraph:

This GMWB is also available to an eligible Beneficiary entitled to death benefit payments under an existing Contract, who will be considered an Owner for purposes of this GMWB.